UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2013

II-VI Incorporated
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16195	25-1214948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, PA	16056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (724) 352-4455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2013 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 23, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated (Registrant)
Date: April 23, 2013	By:	/s/ FRANCIS J. KRAMER Francis J. Kramer President and Chief Executive Officer
Date: April 23, 2013	By:	/s/ CRAIG A. CREATURO Craig A. Creaturo Chief Financial Officer and Treasurer